UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2025
BARINTHUS BIOTHERAPEUTICS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Barinthus Biotherapeutics plc
Unit 6-10, Zeus Building Rutherford Avenue,
Harwell, Didcot, OX11 0DF
United Kingdom
(Address of principal executive offices, including zip code)
+44 (0) 1865 818 808
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 2.02. Results of Operations and Financial Condition

On January 10, 2025, Barinthus Biotherapeutics plc (the “Company”) released the following preliminary information about its cash, cash equivalents and restricted cash as of December 31, 2024.

The Company’s preliminary estimated cash, cash equivalents and restricted cash are expected to be $112 million as of December 31, 2024.

The preliminary estimates of cash and cash equivalents reflect management’s current views and may change as a result of management’s review of results and other factors. The preliminary estimates may not ultimately be indicative of its results for such period and actual results may differ materially. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these preliminary estimated results, nor have they expressed any opinion or any other form of assurance on these preliminary estimated results.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 10, 2025, the Company announced a restructuring plan that aims to prioritize its immune tolerance research and development programs. The Company is planning a 65% reduction in workforce, which is subject to consultation with employee representatives in the UK regarding the plan. The Company anticipates that the majority of the reduction in workforce will occur in the UK and be completed during the first half of 2025. The Company estimates that the pre-tax costs of such reduction in workforce relating to employee severance and other employee-related costs may be in the region of $2.5 million with the majority of such costs being incurred in the first half of 2025. The estimates of the restructuring costs that the Company expects to incur and potential operating expense reductions, and the timing thereof, are subject to a number of assumptions and actual results may differ.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the restructuring, the Company will terminate the employment of Graham Griffiths effective as of June 30, 2025 and the employment of Gemma Brown effective as of April 30, 2025. Further plans for the re-organized team will be communicated in due course.

In connection with these changes, the Company intends to enter into severance agreements with Mr. Griffiths and Ms. Brown, reflecting substantially the terms set forth in their respective service agreements.

Item 7.01. Regulation FD Disclosure.

On January 10, 2025, the Company issued a press release titled “Barinthus Bio Announces Strategic Focus in Immunology and Inflammation (I&I) and Provides a Financial Update.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 10, 2025, the Company updated its corporate presentation for use in meetings with investors, analysts and others. A copy of this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the presentation.

The information in Items 2.02 and 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “expect,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding the Company’s preliminary estimated cash and cash equivalents and future expectations, plans and prospects, including the Company’s product development activities and clinical trials and the estimates of costs that the Company expects to incur in connection with the restructuring and the timing thereof. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, the Company’s ability to execute on its strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of its pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s preliminary estimates of its cash and cash equivalents, including the risk that final financial results may differ materially from the Company’s preliminary estimates, and other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Reports on Form 10-Q and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

99.1	Press Release dated January 10, 2025.
99.2	Corporate Deck dated January 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: January 10, 2025	By:	/s/ William Enright
William Enright
Chief Executive Officer